                                                                       Exhibit D


                 AMENDED AND RESTATED AGREEMENT OF JOINT FILING


       WHEREAS, American International Group, Inc., a Delaware corporation, American Home Assurance Company, a New York corporation, Commerce and Industry Insurance Company, a New York corporation, National Union Fire Insurance Company of Pittsburgh, Pa., a Pennsylvania corporation and New Hampshire Insurance Company, a Pennsylvania corporation (the "Original Parties") entered into an Agreement of Joint Filing dated as of December 15, 1994 (the "Agreement"); and

       WHEREAS, the Original Parties desire further to amend and restate the Agreement in order to include AIG Commercial Insurance Group, Inc. and AIG Property Casualty Group, Inc. as additional parties who agree to the joint filing on their behalf of a Statement on Schedule 13D;

       NOW, THEREFORE, BE IT RESOLVED, that the Agreement is hereby amended and restated follows:

       In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, or any amendments thereto, with respect to the common stock, par value $0.001, of 21st Century Insurance Group and that this Agreement be included as an Exhibit to such filing.

       Each of the undersigned represents and warrants to the others that the information about it contained in the Statement on Schedule 13D is, and in any amendment thereto will be, true, correct and complete in all material respects and in accordance with all applicable laws.

       This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

       IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of September 27, 2007.

                                         AMERICAN INTERNATIONAL GROUP, INC.

                                         By /s/ Kathleen E. Shannon
                                            ------------------------------------
                                            Name:    Kathleen E. Shannon
                                            Title:   Senior Vice President and
                                                     Secretary


                                         AMERICAN HOME ASSURANCE COMPANY

                                         By /s/ Robert S. Schimek
                                            ------------------------------------
                                            Name:    Robert S. Schimek
                                            Title:   Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer


                                         COMMERCE AND INDUSTRY INSURANCE COMPANY

                                         By /s/ Robert S. Schimek
                                            ------------------------------------
                                            Name:    Robert S. Schimek
                                            Title:   Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer


                                         NEW HAMPSHIRE INSURANCE COMPANY

                                         By /s/ Robert S. Schimek
                                            ------------------------------------
                                            Name:    Robert S. Schimek
                                            Title:   Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer








                                Signature Page to
                 Amended and Restated Agreement of Joint Filing

                                            NATIONAL UNION FIRE INSURANCE
                                            COMPANY OF PITTSBURGH, PA.

                                            By /s/ Robert S. Schimek
                                               ---------------------------------
                                               Name:    Robert S. Schimek
                                               Title:   Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer


                                            AIG COMMERCIAL INSURANCE GROUP, INC.

                                            By /s/ Robert S. Schimek
                                               ---------------------------------
                                               Name:    Robert S. Schimek
                                               Title:   Chief Financial Officer,
                                                        Executive Vice President
                                                        and Treasurer


                                            AIG PROPERTY CASUALTY GROUP, INC.

                                            By /s/ Robert S. Schimek
                                               ---------------------------------
                                               Name:    Robert S. Schimek
                                               Title:   Chief Financial Officer,
                                                        Executive Vice President
                                                        and Treasurer

















                                Signature Page to
                 Amended and Restated Agreement of Joint Filing